Exhibit 10.1.7

SIXTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT
THIS SIXTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT (this "Amendment") is made as of November 18, 2016, but effective as of November 1, 2016 (the "Effective Date"), by and among (i) HCP EMOH, LLC, a Delaware limited liability company, HCP MA2 Massachusetts, LP, a Delaware limited partnership, HCP MA3 California, LP, a Delaware limited partnership, HCP MA3 Washington LP, a Delaware limited partnership, HCP Partners, LP, a Delaware limited partnership, HCP Senior Housing Properties Trust, a Delaware statutory trust, HCP SH ELP1 Properties, LLC, a Delaware limited liability company, HCP SH ELP2 Properties, LLC, a Delaware limited liability company, HCP SH ELP3 Properties, LLC, a Delaware limited liability company, HCP SH Mountain Laurel, LLC, a Delaware limited liability company, HCP SH River Valley Landing, LLC, a Delaware limited liability company, HCP SH Sellwood Landing, LLC, a Delaware limited liability company, HCP, Inc., a Maryland corporation ("HCP"), HCPI Trust, a Maryland real estate investment trust, Westminster HCP, LLC, a Delaware limited liability company, HCP Springtree, LLC, a Delaware limited liability company, HCP Port Orange, LLC, a Delaware limited liability company, HCP St. Augustine, LLC, a Delaware limited liability company, HCP Wekiwa Springs, LLC, a Delaware limited liability company, HCP Cy-Fair, LLC, a Delaware limited liability company, HCP Friendswood, LLC, a Delaware limited liability company, and HCP Emfin Properties, LLC, a Delaware limited liability company (collectively, as their interests may appear, "Lessor"), and (ii) Emeritus Corporation, a Washington corporation, Summerville at Prince William, Inc., a Delaware corporation, LH Assisted Living, LLC, a Delaware limited liability company, Summerville at Hillsborough, L.L.C., a New Jersey limited liability company, Summerville at Port Orange, Inc., a Delaware corporation, Summerville at Stafford, L.L.C., a New Jersey limited liability company, Summerville at Voorhees, L.L.C., a New Jersey limited liability company, Summerville at Westminster, Inc., a Maryland corporation, Summerville at Cy-Fair Associates, L.P., a Delaware limited partnership, Summerville at Friendswood Associates, L.P., a Delaware limited partnership, Summerville at St. Augustine, LLC, a Delaware limited liability company, and Summerville at Wekiwa Springs, LLC, a Delaware limited liability company, (collectively, jointly and severally, "Lessee"), with respect to the following:
RECITALS
A.          Lessor, as "Lessor", and Lessee, as "Lessee", are parties to that certain Amended and Restated Master Lease and Security Agreement dated as of August 29, 2014 (the "Original Lease"), as amended by that certain First Amendment to Amended and Restated Master Lease and Security Agreement and Option Exercise Notice dated as of December 29, 2014 (the "First Amendment"), that certain Second Amendment to Amended and Restated Master Lease and Security Agreement dated as of January 1, 2015 (the "Second Amendment"), that certain Third Amendment to Amended and Restated Master Lease and Security Agreement dated as of May 1, 2015 (the "Third Amendment"), that certain Fourth Amendment to Amended and Restated Master Lease and Security Agreement and Amendment to Guaranty dated as of November 18, 2016 (the "Fourth Amendment"), and that certain Fifth Amendment to Amended and Restated Master Lease and Security Agreement and Amendment to Guaranty dated as of November 18, 2016 (the "Fifth Amendment"; the Original Lease, as amended by the First Amendment, the

Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, the "Lease").  All capitalized terms used and not defined in this Amendment shall have the meanings assigned to them in the Lease.
B.          Pursuant to the terms of that certain Guaranty of Obligations dated as of August 29, 2014, made and subsequently reaffirmed by Brookdale Senior Living Inc., a Delaware corporation ("Guarantor") in favor of Lessor (and certain Affiliates thereof that were previously included in the definition of "Lessor") and amended by the Fourth Amendment and the Fifth Amendment (as so reaffirmed and amended, the "Guaranty"), Guarantor has guaranteed the obligations of Lessee under the Lease, as more particularly described therein.
C.          Pursuant to the terms of that certain Master Transactions and Cooperation Agreement dated as of October 31, 2016 by and between HCP and Guarantor (the "Cooperation Agreement"), Lessor and Lessee desire to modify the Lease in order to extend by one (1) year the period during which Lessee may undertake, and seek reimbursement of Planned Capital Refurbishment Project Costs with respect to, Planned Capital Refurbishment Projects, as more particularly set forth herein.
AGREEMENT
IN CONSIDERATION OF the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:
1.          Amendment.  Section 9.8.1 of the Lease is hereby amended to replace "four (4) Lease Years" with "five (5) Lease Years".
2.          Miscellaneous.
(a)          Ratification and Confirmation of Lease.  This Amendment shall be deemed incorporated into the Lease and shall be construed and interpreted as though fully set forth therein. As amended by this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed in all respects.
(b)          Reaffirmation of Lease and Treatment Thereof.  Lessor and Lessee hereby acknowledge, agree and reaffirm that (i) except as otherwise expressly provided in the Lease (as hereby amended) to the contrary and for the limited purposes so provided, the Lease (as hereby amended) is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit, and (ii) the Lease (as hereby amended) shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and Lessor shall be entitled to all the benefits of ownership of the Leased Property, including depreciation for all federal, state and local tax purposes.
(c)          Conflicts.  In the event of any conflict between the provisions of this Amendment and those of the Lease, the provisions of this Amendment shall control.
(d)          Counterparts; Electronically Submitted Signatures.  This Amendment may be executed in any number of counterparts, each of which shall be a valid and binding
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original, but all of which together shall constitute one and the same instrument.  Signatures transmitted via facsimile or other electronic means (including emailed pdf files) may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by such signatures transmitted via facsimile or other electronic means.
(e)          Severability.  If any term or provision of this Amendment or any application thereof shall be held invalid or unenforceable, the remainder of this Amendment and any other application of such term or provision shall not be affected thereby.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers thereunto duly authorized.

LESSEE:

Witness:	/s/ Edward D. Hillard	EMERITUS CORPORATION,
a Washington corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT PRINCE
WILLIAM, INC., a Delaware corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	LH ASSISTED LIVING, LLC,
a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT HILLSBOROUGH,
L.L.C., a New Jersey limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT PORT ORANGE,
INC., a Delaware corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT STAFFORD, L.L.C.,
a New Jersey limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT VOORHEES, L.L.C.,
a New Jersey limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT WESTMINSTER,
INC., a Maryland corporation
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT CY-FAIR
ASSOCIATES, L.P., a Delaware limited partnership
		By:	SUMMERVILLE AT CY-FAIR, LLC
a Delaware limited liability company,
its General Partner
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT FRIENDSWOOD
ASSOCIATES, L.P., a Delaware limited partnership
		By:	SUMMERVILLE AT FRIENDSWOOD,
LLC, a Delaware limited liability
company, its General Partner
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT ST. AUGUSTINE,
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness:	/s/ Edward D. Hillard	SUMMERVILLE AT WEKIWA SPRINGS
LLC, a Delaware limited liability company
Witness:	/s/ Carla Lockridge	By:	/s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

LESSOR:

Witness:	/s/ Darrin Smith	HCP EMOH, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP MA2 MASSACHUSETTS, LP,
a Delaware limited partnership

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith		HCP MA3 CALIFORNIA, LP,
a Delaware limited partnership

HCP MA3 WASHINGTON, LP,
a Delaware limited partnership

By: HCP MA3 A Pack GP, LLC,
a Delaware limited liability company,
their general partner

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP PARTNERS, LP, a Delaware limited
partnership

By: HCP MOB, Inc., a Delaware
corporation, its general partner
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SENIOR HOUSING PROPERTIES
TRUST, a Delaware statutory trust

By: HCP Senior Housing Properties, LLC, a
Delaware limited liability company, its
managing trustee
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH ELP1 PROPERTIES, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH ELP2 PROPERTIES, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH ELP3 PROPERTIES, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH MOUNTAIN LAUREL, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH RIVER VALLEY LANDING, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP SH SELLWOOD LANDING, LLC,
a Delaware limited liability company
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCP, INC.,
a Maryland corporation
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	HCPI TRUST,
a Maryland real estate investment trust
Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith	WESTMINSTER HCP, LLC,
a Delaware limited liability company
By:	HCPI/TENNESSEE, LLC,
a Delaware limited liability company,
its sole member

By: HCP, INC.,
a Maryland corporation,
its managing member

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

Witness:	/s/ Darrin Smith		HCP SPRINGTREE, LLC,
HCP PORT ORANGE, LLC,
HCP ST. AUGUSTINE, LLC,
HCP WEKIWA SPRINGS, LLC,
HCP CY-FAIR, LLC,
HCP FRIENDSWOOD, LLC,
HCP EMFIN PROPERTIES, LLC,
each a Delaware limited liability company

Witness:	/s/ Natasha Valle	By:	/s/ Kendall K. Young
Name: Kendall K. Young
Title: Executive Vice President

REAFFIRMATION AND CONSENT OF GUARANTOR
Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee's duties, covenants and obligations pursuant to the Lease, as hereby amended.

Signed, sealed and delivered in the presence of:	BROOKDALE SENIOR LIVING INC., a Delaware corporation
/s/ Edward H. Hillard
Name:
	By:	/s/ H. Todd Kaestner
/s/ Carla Lockridge		Name: H. Todd Kaestner
Name:		Title: Executive Vice President